SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of earliest event reported, October 13, 2004



                            RICH HOLDINGS GROUP, INC.



       Nevada                         0-26509                     13-4025362
--------------------           ----------------------           -------------
State of Incorporation        (Commission File Number)         (IRS I.D.Number)


                                   Suite 2100
                               515 Madison Avenue
                            New York, New York 10022
                  --------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                  212-755-3636
              (Registrant's telephone number, including area code)



                ------------------------------------------------
             (Former name or address, if changed since last report)





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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.01. Changes in Control of Registrant

     On October 13, 2004 John R. Rice III sold 1,210,400 restricted shares of common stock constituting approximately 53.6% of the Registrant's issued and outstanding common stock and Joseph Ingrassia sold 610,400 restricted shares of the Registrant's issued and outstanding common stock constituting approximately 27% of the Registrant's issued and outstanding common stock, the total of which shares amounts to 1,820,800 shares constituting approximately 80.6% of the Registrant's issued and outstanding stock. The shares were sold to 13 shareholders of China South Value Manufacturing Company who acquired shares from the Sellers in varying amounts ranging from 937,712 shares constituting approximately 41.5% of Registrant's outstanding shares to 18,200 shares constituting less than 1% of Registrant's outstanding shares. The number of shares acquired by each of the Purchasers is specified in the Schedule to the Stock Purchase Agreement filed as an exhibit hereto.

     The Purchase price for the shares was $150,000. The source of the funds used for the purchase was personal funds of the Purchasers. As a result of the purchase, South Investment Group Co., Ltd. owns 937,712 shares constituting approximately 41.5% of Registrant's outstanding shares; Chen Shu Hui owns 227,600 shares constituting approximately 10.2% of the Registrant's outstanding shares; John R. Rice III, a selling shareholder retained 210,000 shares constituting approximately 9.3% of Registrant's outstanding shares; Chen Bai Xun and Liu Xiang Yu each own 145,664 shares constituting approximately 6.5% each of the Registrant's outstanding shares and nine other purchasers own in the aggregate 364,160 shares constituting approximately 15.6% of Registrant's outstanding shares.

     Subsequent to the shares, John R. Rice III and John F. Beasty resigned as directors of the Registrant and Chen De Xing, Chen Bai Yun and Liang Wei Guang were elected as President and Director, Vice-President and Director and Secretary and Director respectively and John R. Rice III was elected as Chief Executive Officer.


Item 9.01 - Financial Statements and Exhibits

     (c) Exhibits


Exhibit
Number             Description
------             -----------

  2                Agreement for Purchase of Common Stock


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2004





                                 RICH HOLDINGS GROUP INC.
                                      (Registrant)


                                 By: /s/ John R. Rice III
                                     ------------------------------------------
                                         John R.Rice, Chief Operating Officer





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